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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549

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                                  FORM 8K
                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        February 6, 1999
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                           THE CHUBB CORPORATION
            (Exact name of Registrant as Specified in Charter)

         New Jersey                      1-8661                 13-2595722
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(State or Other Jurisdiction        (Commission File         (IRS Employer
     of Incorporation)                   Number)           Identification No.)

          15 Mountain View Road  PO Box 1615
                   Warren, New Jersey                            07061-1615
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code     (908) 903-3607
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                              Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

      The Chubb Corporation ("Parent") has entered into an Agreement and Plan of Merger, dated as of February 6, 1999 (the "Merger Agreement"), with Executive Risk Inc. (the "Company") and Excalibur Acquisition, Inc., a wholly owned subsidiary of Parent ("Sub"). The Merger Agreement provides for the merger of Sub with and into the Company, with the Company as the surviving corporation. In the merger, each outstanding share of common stock of the Company will be converted into the right to receive 1.235 shares of common stock of Parent. In connection with the execution of the Merger Agreement, the Parent and Company entered into a Stock Option Agreement, dated as of February 6, 1999 (the "Stock Option Agreement"), under which the Company has granted Parent an option, exercisable under certain circumstances, to purchase 19.9% of the Company common shares outstanding immediately prior to exercise at a price of $71.71 per share.

      Also in conjunction with the execution of the Merger Agreement, Parent and certain directors of the Company who own stock of the Company entered into a Voting Agreement under which the directors have agreed to vote all of their shares in favor of the Merger and against any competing transaction.

      On February 8, 1999, Parent and the Company issued a joint press release announcing the execution of the Merger Agreement. The foregoing description of the Merger Agreement, Stock Option Agreement, Voting Agreement and press release are qualified in their entirety by reference to the full texts of such documents, which are filed as exhibits hereto and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

      99.1 Joint Press Release dated February 8, 1999.
      99.2 Agreement and Plan of Merger dated February 6, 1999.
      99.3 Stock Option Agreement dated February 6, 1999.
      99.4 Voting Agreement dated February 6, 1999.


                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     THE CHUBB CORPORATION


                                     By: /s/ Robert Rusis
                                         --------------------------------
                                       Name:  Robert Rusis
                                       Title: Senior Vice President
                                              and General Counsel

February 10, 1999



                                 EXHIBIT INDEX

99.1  Joint Press Release dated February 8, 1999.
99.2  Agreement and Plan of Merger dated February 6, 1999.
99.3  Stock Option Agreement dated February 6, 1999.
99.4  Voting Agreement dated February 6, 1999.